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                                    AGREEMENT

               AGREEMENT, dated as of March 24, 1998 by and between Jefferson Smurfit Corporation (U.S.), a Delaware corporation having an office at Jefferson Smurfit Centre, 8182 Maryland Avenue, St. Louis, Missouri 63105 (as successor to a merger with Container Corporation of America) ("JSCUS"), Smurfit Paperboard, Inc., a Delaware corporation having an office at Jefferson Smurfit Centre, 8182 Maryland Avenue, St. Louis, Missouri 63105 ("SPI"), Smurfit International B.V., a Netherlands corporation having its legal seat in Amsterdam and an office at Strawinskylaan 2001, 1007 22 Amsterdam, The Netherlands ("SIBV") and The Chase Manhattan Bank ("Chase"), a New York banking corporation having an office at 10 South LaSalle Street, Chicago, Illinois 60603-1907 (as successor to a merger with Chemical Bank), as collateral agent (in such capacity, the "1994 Collateral Agent") for the 1994 Secured Parties (as defined in the 1994 Amendment Agreement referred to below) and as collateral agent (in such capacity, the "1998 Collateral Agent") for the 1998 Secured Parties (as hereinafter defined).

                                   WITNESSETH:

               A. JSCUS and SPI are party to an Operating Agreement, dated as of April 30, 1992 (as amended, the "Operating Agreement") pursuant to which JSCUS provides certain services to SPI with respect to the SPI Assets (as defined therein), including the No. 2 linerboard machine located at JSCUS's paperboard mill in Fernandina Beach, Florida (the "Mill").

               B. JSCUS, SPI and the 1994 Collateral Agent are party to a Rights Agreement, dated as of April 30, 1992 (as amended, the "Rights Agreement"), with respect to the Mill and the SPI Assets. As security for the performance by SPI of its obligations under the Rights Agreement, SPI and the 1994 Collateral Agent are party to a Security Agreement, dated as of April 30, 1992 (as amended, the "SPI Security Agreement").

               C. In connection with the foregoing transaction, SIBV has entered into a letter agreement, dated as of April 30, 1992 (the "SIBV Guarantee" and, together with the Operating Agreement, the Rights Agreement and the SPI Security Agreement, the "Fernandina Agreements"), in favor of the 1994 Collateral Agent.








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               D. JSCUS, SPI, SIBV, the 1994 Collateral Agent and Bankers Trust
Company, as collateral trustee (the "Collateral Trustee"), entered into an Agreement dated as of May 11, 1994 (the "1994 Amendment Agreement") pursuant to which, among other things, the Collateral Trustee assigned to the 1994 Collateral Agent all of the Collateral Trustee's rights in, and liabilities with respect to, the Fernandina Agreements.

               E. On the date hereof, (i) JSCUS, Jefferson Smurfit Corporation, a Delaware corporation ("JSC"), and JSCE, Inc., a Delaware corporation ("JSCE"), are entering into a Credit Agreement (as it may be amended or restated from time to time, the "1998 Credit Agreement") with the 1998 Collateral Agent and the lenders, managing agents, senior managing agents, fronting banks, swingline leader and administrative agent named therein (collectively, the "1998 Secured Parties") pursuant to which borrowings under the 1998 Credit Agreement are being used to refinance (the "Refinancing") all indebtedness outstanding under the Amended and Restated Credit Agreement, dated as of May 17, 1996, as amended, among JSC, JSCUS, JSCE, the lenders, agents, and fronting banks named therein, and Chase, as administrative agent; (ii) JSCUS, as mortgagor, and the 1998 Collateral Agent, are entering into a Term Loan and Revolving Credit Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (as it may be amended or restated from time to time, the "1998 Mortgage") with respect to the Mill; and (iii) JSCUS and certain of its affiliates, as grantors, and the 1998 Collateral Agent, are entering into a Security Agreement (as it may be amended or restated from time to time, the "1998 Security Agreement") with respect to certain collateral, including all of JSCUS's rights in and to the Operating Agreement and the Rights Agreement.

               F. In connection with the actions referred to in paragraph E above, (i) the parties to the Fernandina Agreements desire to amend the Fernandina Agreements in certain respects and (ii) the 1994 Collateral Agent desires to assign to the 1998 Collateral Agent all of its rights, and the 1998 Collateral Agent desires to assume all of the 1994 Collateral Agent's obligations under the Fernandina Agreements as so amended, upon the terms and subject to the conditions set forth herein.

               Accordingly, the parties hereto agree as follows:

               1. Effectiveness. This Agreement shall be deemed to take effect immediately prior to the Refinancing.


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               2. General Provisions.

               (a) Any reference in any of the Fernandina Agreements to the Rights Agreement or to any other Fernandina Agreement shall be deemed to refer to the applicable Fernandina Agreement as amended and, with respect to the rights and obligations of the Collateral Trustee (or, as set forth in the 1994 Amendment Agreement, "Collateral Agent"), assigned hereby.

               (b) When used in the Fernandina Agreements, the term "Collateral Trustee" (or, as set forth in the 1994 Amendment Agreement, "Collateral Agent") shall be deemed to refer to the 1998 Collateral Agent as the 1994 Collateral Agent's assignee. Any reference in any of the Fernandina Agreements to any of the 1989 Secured Parties (or, as set forth in the 1994 Amendment Agreement, the 1994 Secured Parties) shall be deemed to refer to the 1998 Secured Parties.

               (c) The notice provision in each of the Operating Agreement, Rights Agreement and SPI Security Agreement is hereby amended by deleting the information with respect to Chemical Bank and Cravath, Swaine & Moore and inserting the following in its place:

                   "The Chase Manhattan Bank,
                   as Collateral Agent
                   10 South LaSalle Street
                   23rd Floor
                   Chicago, IL 60603-1907
                   Attention: Jonathan E. Twichell

                   with a copy to:

                   Cravath, Swaine & Moore
                   Worldwide Plaza
                   825 Eighth Avenue
                   New York, New York 10019-7475
                   Attention: Michael S. Goldman"


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               3. Other Amendments to Operating Agreement.

               (a) The last sentence of Section 5.05 of the Operating Agreement is hereby amended by deleting the phrase "or the Credit Agreement, dated as of May 11, 1994, among Jefferson Smurfit Corporation, a Delaware corporation formerly named SIBV/MS Holdings, Inc., Jefferson Smurfit Corporation (U.S.), a Delaware corporation formerly named Jefferson Smurfit Corporation, CCA and the lenders and other parties thereto (as it may be amended or restated from time to time," and inserting the following in its place: "or the Credit Agreement, dated as of March 24, 1998, among Jefferson Smurfit Corporation, a Delaware corporation, Jefferson Smurfit Corporation (U.S.), a Delaware corporation, JSCE, Inc., a Delaware corporation, the lenders, fronting banks, managing agents, senior managing agents and other parties thereto (as it may be amended, modified, restated or otherwise supplemented from time to time)."

               4. Other Amendments to Rights Agreement.

               (a) Each reference in the Rights Agreement (i) to the "CCA Mortgage" (or, as set forth in the 1994 Amendment Agreement, the "1994 CCA Mortgage"), shall be deemed to refer to the 1998 Mortgage, (ii) to the "CCA Security Agreement" (or, as set forth in the 1994 Amendment Agreement, the "1994 Security Agreement"), shall be deemed to refer to the 1998 Security Agreement,
(iii) to the "Credit Agreement" (or, as set forth in the 1994 Amendment Agreement, the "1994 Credit Agreement"), shall be deemed to refer to the 1998 Credit Agreement and (iv) to the "Agents" (or, as set forth in the 1994 Credit Agreement, Chemical), shall be deemed to refer to Chase as administrative agent under the 1998 Credit Agreement.

               5. Assignment and Assumption.

               (a) The 1994 Collateral Agent hereby assigns to the 1998 Collateral Agent all of the 1994 Collateral Agent's rights in and under the Fernandina Agreements as amended hereby. The 1994 Collateral Agent hereby assigns to the 1998 Collateral Agent, and the 1998 Collateral Agent hereby assumes all liability with respect to and agrees to be solely responsible for, the 1994 Collateral Agent's respective obligations to be performed or observed under each of the Fernandina Agreements as amended hereby.

               (b) The 1998 Collateral Agent covenants and agrees that it will duly perform and observe all obligations assumed by it hereunder. In the event that the Collateral Agent shall fail to perform or observe any of the obligations


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assumed by it hereunder, SPI or, in the case of the SIBV Guarantee, SIBV, may proceed directly against the 1998 Collateral Agent for the enforcement thereof.

               (c) SPI and JSCUS, in the case of the Fernandina Agreements other than the SIBV Guarantee, hereby consent to the aforementioned assignment and assumption and agree to perform the Fernandina Agreements to which they are parties for the benefit of the 1998 Collateral Agent and the 1998 Secured Parties. SIBV, in the case of the SIBV Guarantee, hereby (i) consents to the aforementioned assignment and assumption, (ii) to the extent necessary under applicable law, confirms and repeats it obligations thereunder as if the SIBV Guarantee were repeated and incorporated herein verbatim as amended by the provisions of Section 2 hereof and expressly addressed to the 1998 Collateral Agent, and (iii) agrees to perform the SIBV Guarantee as so amended for the benefit of the 1998 Collateral Agent and the 1998 Secured Parties.

               6. Miscellaneous.

               (a) All filings and recordings reasonably requested by the 1998 Collateral Agent with respect to this Agreement and the Fernandina Agreements will be made promptly following the date hereof. It is intended that this Agreement be recorded in the land records of Nassau County, Florida and recorded or filed in all other places necessary to perfect or confirm the rights herein conferred upon the parties hereto.

               (b) Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, constitute a waiver of or otherwise affect the rights and remedies of the Collateral Agent or the other parties to the Fernandina Agreements, nor shall this Agreement alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained therein, and each of the Fernandina Agreements shall continue in full force and effect in accordance with the provisions thereof.

               (c) This Agreement may be executed in individual counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

               (d) THE PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.


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               (e) This Agreement may be modified only by an agreement in writing signed by the parties hereto or their respective successors in interest.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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               IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed as of the date first written above.


Signed, sealed and delivered                JEFFERSON SMURFIT CORPORATION,
in the presence of:                          a Delaware corporation



----------------------------                By:_________________________________
Name:                                          Name:
                                               Title:

----------------------------
Name:                                       (CORPORATE SEAL)




Signed, sealed and delivered                 SMURFIT PAPERBOARD, INC.,
in the presence of:                          a Delaware corporation



----------------------------                By:_________________________________
Name:                                          Name:
                                               Title:

----------------------------
Name:                                       (CORPORATE SEAL)



                                       7








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Signed, sealed and delivered                SMURFIT INTERNATIONAL, B.V.,
in the presence of:                           a Netherlands corporation

-----------------------
Name:                                       By: ROKIN CORPORATE
                                                  SERVICES, B.V.,
                                                  Managing Director

-----------------------
Name:

                                            By:___________________________
                                               Name:
                                               Title:



                                       8








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


STATE OF______________)
COUNTY OF____________)


                  The foregoing instrument was acknowledged before me the 24th day of March, 1998, by _____________________, the ___________________of
JEFFERSON SMURFIT CORPORATION, a Delaware corporation, on behalf of the corporation. He/she is personally known to me or has produced __________ as identification.


                                            ----------------------------------
                                            Name:
                                            Title:



STATE OF______________)
COUNTY OF____________)

                  The foregoing instrument was acknowledged before me the 24th day of March, 1998, by ________________________, ________________ of SMURFIT
PAPERBOARD, INC., a Delaware corporation, on behalf of the corporation. He/she is personally known to me or has produced _________________ as identification.



                                            ----------------------------------
                                            Name:
                                            Title:


                                       9









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Signed, sealed and delivered               THE CHASE MANHATTAN BANK,
in the presence of:                        a New York banking corporation,
                                           as 1994 Collateral Agent for the
                                           1994 Secured Parties

-------------------------------            By:_____________________________
Name:                                         Name:
                                              Title:


-------------------------------
Name:                                      (CORPORATE SEAL)



Signed, sealed and delivered               THE CHASE MANHATTAN BANK,
in the presence of:                        a New York banking corporation, as
                                           1998 Collateral Agent for the
                                           1998 Secured Parties



-----------------------------              By:_____________________________
Name:                                         Name:
                                              Title:



-----------------------------
Name:                                      (CORPORATE SEAL)


                                       10









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STATE OF_____________ )
COUNTY OF____________ )

                  The foregoing instrument was acknowledged before me the 24th day of March, 1998, by _____________________, the ___________________of THE
CHASE MANHATTAN BANK, a New York banking corporation, on behalf of the corporation. He/she is personally known to me or has produced __________ as identification.


                                            ----------------------------------
                                            Name:
                                            Title:
                                            Serial No.

STATE OF_____________ )
COUNTY OF____________ )

                  The foregoing instrument was acknowledged before me the 24th day of March, 1998, by _____________________, the ___________________of THE
CHASE MANHATTAN BANK, a New York banking corporation, on behalf of the corporation. He/she is personally known to me or has produced __________ as identification.

                                            ----------------------------------
                                            Name:
                                            Title:
                                            Serial No.

                                       11







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